UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 11, 2005

Phillips-Van Heusen Corporation
(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-07572	13-1166910
(Commission File Number)	(IRS Employer Identification Number)

200 Madison Avenue, New York, New York 10016
(Address of Principal Executive Offices)

Registrant's telephone number (212)-381-3500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.01 Regulation FD Disclosure

On January 11, 2005, Phillips-Van Heusen Corporation issued a press release, which is attached as Exhibit 99.1 to this report, to announce that it expects to at least meet its November 16, 2004 earnings guidance for the full fiscal 2004 year.

Item 9.01 Financial Statements And Exhibits.

(c) Exhibits.
Exhibit	Description
99.1	Press Release, dated January 11, 2005.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS-VAN HEUSEN CORPORATION

By: /s/ Mark D. Fischer

Mark D. Fischer, Vice President

General Counsel and Secretary

Date: January 11, 2005